Exhibit 10-u-5

Clayton M. Jones

Chairman, President and

Chief Executive Officer

400 Collins Road NE

Cedar Rapids, IA 52498-0001 USA

[Date]

«Full_Name»

Dear «First_Name»:

I am pleased to inform you that you have been awarded a long-term incentive grant. This grant is made up of stock options and a performance award (comprised of cash and shares). We have made significant progress toward achieving our goals of profitable growth and building shareowner value and we will continue to focus our energy on these key drivers of success. This long-term incentive grant is designed to reward us if we meet or exceed our goals in these two important areas of success.

Total direct compensation for executive positions is typically made up of three components—base salary, annual incentive (ICP) and long-term incentives. Your total compensation statement includes the value of each of these elements of your compensation package. Your new long-term incentive award is outlined below:

•	Half of your target long-term incentive compensation is awarded to you in the form of stock options and you have been granted «Total_Stock_Options» Rockwell Collins stock options («ISO_Stock_Options» Incentive Stock Options (ISOs) and «NQ_Stock_Options» non-qualified stock options) on [date] at an exercise price of $[ ] per share.

•	You have also been granted a performance award of «Performance_Award_Value» for the achievement of our three year goals for Cumulative Sales and Return on Sales. The target award is made up of «Cash_LTIP_Target» cash and «Target_Performance_Shares» performance shares. The goals have been set to reflect the strategic importance of profitable growth on our business. You will have the opportunity to earn from 0 to 200% of the target award based on the company’s performance against these pre-established goals shown on the enclosed performance matrix. Additionally, the performance share component will reflect the changes in the value of Rockwell Collins stock. A further adjustment of plus or minus 20% of the final award amount will potentially be made for our relative performance on Total Shareowner Return when compared to ten peer companies.

•	The stock options and performance awards are subject to the provisions of the 2006 Long-Term Incentives Plan, as amended, and to the attached terms and conditions. The stock options and performance award are also subject to other requirements covered in the enclosed letter from Gary Chadick, Senior Vice President, General Counsel and Secretary, dated [ ]. Please read these documents and your copy of the Plan and Prospectus carefully and retain them for future reference.

As a key member of the Rockwell Collins leadership team, you play a significant role in attainment of our performance goals. The potential value of these awards is related directly to our achievements and our pay-for-performance philosophy. When we provide superior value to our shareowners and customers, our company will be successful and we will share in that success.

Congratulations on your receipt of this long-term incentive grant. As we strive to achieve our Vision goals, I am confident that we will continue working together to fulfill the high expectations that we have for Rockwell Collins.

Sincerely,

Standard Terms & Conditions

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1. Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(e) Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (800) 654-2593.

(f)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(g)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(h)	Options: The stock options listed in the first paragraph of the letter dated [ ], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(i)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(j)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(k)	Schwab OptionCenter®: Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(l)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(m)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [ ], to which they are attached.

(n)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2. When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [    ] and ending on [    ], as to an additional one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [    ] and ending on [    ] and as to the balance of the Option Stock during the period beginning on [    ] and ending on [    ], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [ ], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)

if your employment by the Corporation or a Subsidiary terminates on or after [    ] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [    ], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3. Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (800) 654-2593 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling (800) 654-2593;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (800) 654-2593 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to due you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4. Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5. Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6. Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7. References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8. Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9. Applicable Laws and Regulations

This Stock Option Agreement and the Corporation obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1	Exercise Request and Attestation Form (For Use With Already-Owned Stock)

Executives Terms & Conditions

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1. Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(ii) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f) Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Notice of Exercise Form: The form attached as Exhibit 2 or any other form accepted by the Secretary of Rockwell Collins in his sole discretion.

(j)	Options: The stock options listed in the letter dated [ ], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(k)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(l)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [ ], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2. When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on [    ] and ending on [    ], as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [    ] and ending on [    ] and as to the balance of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [    ] and ending on [    ], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [ ], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [    ], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3. Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must first obtain authorization from Rockwell Collins’ Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Collins’ Office of the Secretary (Attention: Stock Option Administration; facsimile number (319) 295-3599) or by other means acceptable to the Secretary of Rockwell Collins and then contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided;

(ii)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(iii)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iii) herein; and

(iii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iii) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center.

(d)	(i) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4. Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5. Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6. Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7. References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8. Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9. Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1	Exercise Request and Attestation Form (For Use With Already- Owned Stock)

Exhibit 2	Notice of Exercise Form

Non-Executive Officer VP NQ Only Terms & Conditions

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1. Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f) Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Options: The stock options listed in the letter dated [ ], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(j)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(k)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(l)	Schwab OptionCenter® : Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [ ], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2. When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [    ] and ending on [    ], as to an additional one-third (rounded to the nearest whole number) of the Option Stock during the period beginning on [ ] and ending on [    ] and as to the balance of the Option Stock during the period beginning on [    ] and ending on [    ], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [ ], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [    ], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3. Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling 888-852-2135;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4. Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5. Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the

Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6. Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7. References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8. Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9. Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1	Exercise Request and Attestation Form (For Use With Already- Owned Stock)

Non-Executive Officer VP NQ & ISOs Terms & Conditions

ROCKWELL COLLINS, INC.

2006 LONG-TERM INCENTIVES PLAN

STOCK OPTION AGREEMENT

STOCK OPTION TERMS AND CONDITIONS

1. Definitions

As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

(a)	Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(iv) herein.

(b)	Change of Control: Change of Control shall have the same meaning as such term has in Section 10(a) of the Plan.

(c)	Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom the Corporation has engaged to administer and process all Option exercises.

(d)	Committee: The Compensation Committee of the Board of Directors of the Corporation.

(e)	Corporation: Rockwell Collins, Inc., a Delaware corporation, and any successor thereto.

(f)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

(g)	Employee: Employee shall have the same meaning as such term has in Section 2(j) of the Plan.

(h)	Exercise Request and Attestation Form: The form attached as Exhibit 1 or any other form accepted by Charles Schwab in connection with the use of already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.

(i)	Options: The stock options listed in the letter dated [ ], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

(j)	Option Stock: The Stock issuable or transferable on exercise of the Options.

(k)	Plan: Rockwell Collins 2006 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

(l)	Schwab OptionCenter®: Charles Schwab’s stock option management website which you can use to access your stock option account and to facilitate stock option transactions securely on the web at www.schwab.com/optioncenter.

(m)	Stock: Stock shall have the same meaning as such term has in Section 2(dd) of the Plan.

(n)	Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [ ], to which they are attached.

(o)	Subsidiary: Subsidiary shall have the same meaning as such term has in Section 2(ee) of the Plan.

2. When Options May be Exercised

The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on [    ] and ending on [    ], as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [    ] and ending on [    ] and as to the balance of the Option Stock granted pursuant to NQs and ISOs during the period beginning on [    ] and ending on [    ], and only during those periods, and provided that:

(a)	if you die while an Employee, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

(b)	if your employment by the Corporation or a Subsidiary terminates other than by death, then:

(i)	if your retirement or other termination date is before [ ], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

(ii)	if your employment by the Corporation or a Subsidiary is terminated for cause, as determined by the Committee, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

(iii)

if your employment by the Corporation or a Subsidiary terminates on or after [    ] by reason of your retirement under a retirement plan of the Corporation, or under a retirement plan of a Subsidiary, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise Options which are exercisable prior to the date of your retirement or that will become exercisable within (and only within) the period between the date of your retirement and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Committee shall determine by action taken not later than 60 days after your retirement date; and

(iv)	if your employment by the Corporation or a Subsidiary terminates on or after [ ] for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent such Options were exercisable on your termination date.

In no event shall the provisions of the foregoing subparagraphs (a) and (b) extend to a date after [    ], the period during which the Options may be exercised.

Notwithstanding any other provision of this Agreement, if a Change of Control shall occur, then all Options then outstanding pursuant to this Agreement shall forthwith become fully exercisable whether or not then otherwise exercisable in accordance with their terms.

3. Exercise Procedure

(a)	To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Stock Option Administrator, Charles Schwab, by using the Customer Service Center or Schwab OptionCenter®, as follows:

(i)	contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided, or exercise via the Web through the Schwab OptionCenter® at www.schwab.com/ optioncenter;

(ii)	confirm the Option transaction through the Customer Service Center or Schwab OptionCenter®;

(iii)	at any time you may speak to a Customer Service Representative for assistance by calling 888-852-2135;

(iv)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made by:

•	check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or

•	by authorizing Charles Schwab or a third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option (“Cashless Exercise”); or

•	in a combination of check (wire) to your Charles Schwab account and Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise); and

(v)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of the Corporation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

(b)	An exercise of the whole or any part of the Options shall be effective:

(i)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein; and

(ii)	if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Stock in Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Stock (whether already-owned Stock or Stock issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center or Schwab OptionCenter® and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(v) herein.

(c)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:

•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Stock; or

•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Stock.

In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three business days after the exercise has been completed through the Customer Service Center or Schwab OptionCenter®.

(d)	(i) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of Option Stock as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8874 by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:

•	at least the number of shares of Stock whose value, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®, equals the exercise price for the Option Stock; or

•	any lesser number of shares of Stock you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock delivered, based on the closing price of the Stock on the New York Stock Exchange — Composite Transactions on the day you have exercised your Options through the Customer Service Center or Schwab OptionCenter®.

(ii)	If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Stock obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135 or Schwab OptionCenter®.

(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued at the closing price on the New York Stock Exchange — Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of the Corporation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center or Schwab OptionCenter®, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for that Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation and your employer, in their discretion, to set off against salary payments or other amounts due to you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.

(f)	An Exercise Confirmation representing the amount of Option Stock purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at the Corporation’s or Charles Schwab’s election in their sole discretion, after the Corporation or Charles Schwab has received (x) full payment of the exercise price of that Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4. Transferability; Nonassignability

You are not entitled to transfer the Options except by will or by the laws of descent and distribution.

5. Withholding

The Corporation, your employer or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by the Corporation, your employer or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if the Corporation, your employer or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the completion of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, the Corporation and your employer, in their discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Stock.

6. Headings

The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7. References

All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8. Entire Agreement

This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between the Corporation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9. Applicable Laws and Regulations

This Stock Option Agreement and the Corporation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations.

Exhibit 1	Exercise Request and Attestation Form (For Use With Already- Owned Stock)